UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 6, 2016

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA 92122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a), (b)   The Audit Committee (the “Committee”) of Innovus Pharmaceuticals, Inc.  (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company's independent registered public accounting firm for the year ended December 31, 2015.   The Committee invited several public accounting firms to participate in the process, including EisnerAmper LLP (“Eisner”), the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2014 and 2013.  As a result of this process, the Committee approved the appointment of Hartley Moore Accountancy Corporation (“HTAC”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, subject to completion of its standard client acceptance procedures.  During the fiscal years ended December 31, 2015 and 2014, and during all subsequent interim periods through January 6, 2016, the Company did not consult HTAC regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.  This action effectively dismissed Eisner as the Company’s independent registered public accounting firm as of January 6, 2016.

The reports of Eisner on the Company's consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Their report includes an emphasis-of-matter paragraph highlighting the line of credit provided by the President and Chief Operating Officer of the Company and the deferral of the payment of his salary.  During the years ended December 31, 2014 and 2013, and through September 30, 2015, there were no (a) disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Eisner 's satisfaction, would have caused the Company to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Eisner with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Eisner a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Eisner's letter dated January 6, 2016 is attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter of EisnerAmper LLP, dated January 6, 2016.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 INNOVUS PHARMACEUTICALS, INC.

Date: January 8, 2016	By: /s/ BASSAM DAMAJ
Bassam Damaj
President and Chief Executive Officer